                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 April 5, 2001
                       ---------------------------------
                                Date of Report
                       (Date of Earliest Event Reported)


                           ONYX SOFTWARE CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Washington                     0-25361                    91-1629814
----------------------------    ---------------------        -------------------
(State or Other Jurisdiction    (Commission File No.)           (IRS Employer
     of Incorporation)                                       Identification No.)


       3180-139th Avenue SE, Suite 500, Bellevue, Washington 98005-4091
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            (Address of Principal Executive Offices)         (Zip Code)


                                (425) 451-8060
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             (Registrant's Telephone Number, Including Area Code)


                                     None
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     On April 5, 2001, Onyx Software Corporation, a Washington corporation, announced that it had named Brian Henry as its Executive Vice President and Chief Financial Officer. Mr. Henry entered into an Employment Agreement and three Stock Option Agreements with Onyx in connection with his employment. Copies of the Employment Agreement, the Stock Option Agreements and the April 5, 2001 press release relating to the announcement are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 99.1, respectively, each of which is incorporated into this current report by reference.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(c)      Exhibits

10.1     Employment Agreement, dated March 14, 2001, between Onyx and Brian
         Henry

10.2     Stock Option Agreement, dated April 4, 2001, between Onyx and Brian
         Henry

10.3     Stock Option Agreement, dated April 4, 2001, between Onyx and Brian
         Henry

10.4     Stock Option Agreement, dated April 4, 2001, between Onyx and Brian
         Henry

99.1     Press Release dated April 5, 2001

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ONYX SOFTWARE CORPORATION


Dated: April 11, 2001             By: /s/ Brent R. Frei
                                     ---------------------------------
                                      Brent R. Frei
                                      Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

     10.1         Employment Agreement, dated March 14, 2001, between Onyx and
                  Brian Henry

     10.2 Stock Option Agreement, dated April 4, 2001, between Onyx and Brian Henry

     10.3 Stock Option Agreement, dated April 4, 2001, between Onyx and Brian Henry

     10.4 Stock Option Agreement, dated April 4, 2001, between Onyx and Brian Henry

     99.1         Press Release dated April 5, 2001